THE ADVISORS' INNER CIRCLE FUND II

                         ABERDEEN EMERGING MARKETS FUND

                    SUPPLEMENT DATED SEPTEMBER 4, 2009 TO THE
                           INSTITUTIONAL CLASS SHARES
                         PROSPECTUS DATED MARCH 1, 2009

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


The Board of Trustees (the "Board") of The Advisors Inner Circle Fund II (the "Trust") approved an Agreement and Plan of Reorganization between the Trust, on behalf of Aberdeen Emerging Markets Fund (the "Fund"), and the Aberdeen Funds, a Delaware statutory trust, whereby the Fund would be reorganized into a newly-created Aberdeen Fund, the Aberdeen Emerging Markets Institutional Fund (the "New Aberdeen Fund"), with the same investment objective and policies and the same portfolio managers as the Fund. The New Aberdeen Fund will have the same investment adviser and sub-advisers as the Fund.

The Board's decision to reorganize the Fund is subject to shareholder approval. Shareholders of the Fund as of the record date will receive a proxy statement/prospectus that contains more information about the reorganization and the New Aberdeen Fund. If approved by shareholders, the reorganization is anticipated to close in November 2009.


Please retain this supplement for future reference.


                                                                 AAM-SK-004-0100